[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) GLOBAL
                     EQUITY FUND

                     ANNUAL REPORT o OCTOBER 31, 2002

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     YOU CAN RECEIVE THIS REPORT VIA EMAIL. See page 34 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements .....................................................  16
Notes to Financial Statements ............................................  24
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

o    information we receive from you on applications or other forms

o    information about your transactions with us, our affiliates, or others, and

o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED               MAY LOSE VALUE             NO BANK GUARANTEE
NOT A DEPOSIT                  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/S/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman
MFS Investment Management(R)

November 15, 2002

(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

[Photo of David R. Mannheim]
     David R. Mannheim

For the 12 months ended October 31, 2002, Class A shares of the fund provided a total return of -5.86%, Class B shares -6.53%, Class C shares -6.53%, Class I shares -5.60%, and Class J shares -6.50%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -14.50% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.92%.

Q.  COULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?
A. The period began on an upbeat note but, in the end, proved quite challenging. Markets around the world rallied in the fourth quarter of 2001, but then experienced a strong downdraft that lasted for most of the period. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors expected U.S. firms to lead a global recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell around the globe, and stock prices followed them downward. Additional factors such as international tension over Iraq and corporate accounting scandals in the United States added to global markets' woes.

    As the period ended in October, stock markets reversed direction again, rising on news that third-quarter 2002 earnings, while not robust, were at least not disappointing. For the period overall, however, most equity market indices still showed double-digit declines.

Q.  WHAT INVESTMENTS HELPED PERFORMANCE OVER THE PERIOD?
A. While the fund did not escape the global downturn, sector weightings and stock selection did help us outperform the market, as measured by our benchmark, as well as our Lipper peers. Results were helped by our overweighted positions in sectors that declined less than the overall market, including health care, basic materials, and consumer staples. The latter sector comprised several of the fund's better-performing holdings, such as Diageo, a beverage firm with some of the world's best-known brands of spirits, and Reckitt Benckiser, the world's largest maker of household cleaning products.

    In addition, the fund benefited by being underweighted in technology, one of the worst-performing sectors over the period. We also benefited from strong stock selection within technology: holdings such as cell-phone maker Nokia and printer manufacturer Canon performed better than the majority of technology firms.

Q.  WHAT HOLDINGS DETRACTED FROM PERFORMANCE?
A. Telecommunications holdings were an area that hurt performance, as the industry continued to suffer globally from overcapacity that drove prices down. Individual positions in other sectors also detracted from results, including Charter Communications, a cable firm that had accounting issues and that was subsequently sold out of the portfolio, and Wyeth, a pharmaceutical company whose stock declined on bad news about one of its female hormone replacement drugs.

Q.  WHERE DID YOU FIND OPPORTUNITY?
A. Media and health care were two areas where we saw increasing opportunity. Advertising spending, which had fallen off sharply in the recession, began to strengthen over the period, benefiting advertising-sensitive media firms such as newspapers and broadcasters.

    In the health care sector, valuations have been beaten down by factors that we think may be short-term, including a large volume of drugs going off patent and, in the United States, an apparent slowdown in government approvals of new drugs. In the longer term, we think health care is still a growth area, especially considering the aging of the global population.

Q.  WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A. At the end of the period, the outlook for corporate profits and earnings seemed very murky to us and to many market watchers; we would not venture to predict whether the next several months may bring a further market downturn or a recovery.

    As always, we have tried to position the portfolio for the next several years, rather than trying to profit from short-term events. In the longer term, we think sustainable corporate earnings growth will revert to its historical norm, roughly in the high single digits. Our goal is to seek out companies that we think are selling at attractive valuations and may deliver earnings growth that is higher than the market average. We believe our research has enabled us to find such long-term opportunities for the portfolio.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
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DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT AND DIRECTOR OF CORE PORTFOLIO
MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

DAVID JOINED MFS IN 1988 AND WAS NAMED VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, DIRECTOR OF INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT IN 1999, AND DIRECTOR OF CORE PORTFOLIO MANAGEMENT IN AUGUST 2001.

HE IS A GRADUATE OF AMHERST COLLEGE AND THE MIT SLOAN SCHOOL OF MANAGEMENT.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM- UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

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FUND FACTS
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OBJECTIVE:                      SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:          DECEMBER 29, 1986

CLASS INCEPTION:                CLASS A  SEPTEMBER 7, 1993
                                CLASS B  DECEMBER 29, 1986
                                CLASS C  JANUARY 3, 1994
                                CLASS I  JANUARY 2, 1997
                                CLASS J  JULY 9, 1999

SIZE:                           $545 MILLION NET ASSETS AS OF OCTOBER 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended October 31, 2002.)

                        MFS Global Equity
                          Fund - Class B                MSCI World Index
            10/92          10,000                              10,000
            10/94          13,583                              13,818
            10/96          17,149                              17,764
            10/98          21,921                              24,078
            10/00          27,605                              30,573
            10/02          21,085                              19,542

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 5.86%      -14.44%       +6.49%      +127.46%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 5.86%      - 5.07%       +1.26%      +  8.57%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -11.27%      - 6.92%       +0.07%      +  7.92%
-------------------------------------------------------------------------------------------------------

CLASS B

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 6.53%      -16.29%       +2.68%      +110.85%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 6.53%      - 5.75%       +0.53%      +  7.75%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -10.27%      - 6.58%       +0.21%      +  7.75%
-------------------------------------------------------------------------------------------------------

CLASS C

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 6.53%      -16.30%       +2.55%      +111.30%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 6.53%      - 5.76%       +0.50%      +  7.77%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 7.46%      - 5.76%       +0.50%      +  7.77%
-------------------------------------------------------------------------------------------------------

CLASS I

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)               - 5.60%      -13.81%       +7.78%      +123.46%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)           - 5.60%      - 4.83%       +1.51%      +  8.37%
-------------------------------------------------------------------------------------------------------

CLASS J

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          - 6.50%      -16.30%       +2.99%      +111.49%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      - 6.50%      - 5.76%       +0.59%      +  7.78%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      - 9.30%      - 6.71%       -0.02%      +  7.45%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average global fund+                                    -13.92%      - 9.86%       -0.76%      +  6.44%
-------------------------------------------------------------------------------------------------------
MSCI World Index#                                       -14.50%      -13.46%       -1.25%      +  6.93%
-------------------------------------------------------------------------------------------------------
(+)Average annual rates of return.
  +Source: Lipper Inc.
  #Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

For periods prior to their inception, Class A, C, I, and J share performance includes the performance of the fund's original share class (Class B). Class A and J performance has been adjusted to reflect the initial sales charge applicable to A and J, and Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are lower for A, I and J than those of B, performance shown is lower for A, I, and J than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2002

FIVE LARGEST STOCK SECTORS

               HEALTH CARE                        16.9%
               FINANCIAL SERVICES                 16.8%
               BASIC MATERIALS                    13.6%
               CONSUMER STAPLES                   12.9%
               LEISURE                            10.6%

TOP 10 STOCK HOLDINGS

SYNGENTA AG  4.1%                       ELSEVIER NV  2.2%
Swiss agricultural chemical firm        Dutch publisher of scientific, legal,
                                        and business information
DIAGEO PLC  3.6%
U.K.-headquartered food and beverage    TOTAL FINA ELF SA  2.1%
  conglomerate                          French oil and petrochemical company

UNILEVER NV  2.7%                       L'AIR LIQUIDE SA  2.0%
Netherlands-based global food and       French industrial gas firm
  consumer goods manufacturer
                                        ACE LTD.  1.8%
RECKITT BENCKISER PLC  2.4%             Bermuda-based insurance and reinsurance
U.K.-based global manufacturer of         firm
household cleaning products
                                        QBE INSURANCE GROUP LTD.  1.7%
PRAXAIR, INC.  2.3%                     Australian commercial insurance company
U.S.-based industrial gas firm

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2002

Stocks - 96.6%
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ISSUER                                                            SHARES          VALUE
---------------------------------------------------------------------------------------
Foreign Stocks - 58.8%
  Australia - 2.9%
    News Corp Ltd. (Media)*                                    1,147,339   $  6,771,605
    QBE Insurance Group Ltd. (Insurance)*                      2,138,817      9,135,295
                                                                           ------------
                                                                           $ 15,906,900
---------------------------------------------------------------------------------------
  Bermuda - 1.8%
    Ace Ltd. (Insurance)                                         314,780   $  9,679,485
---------------------------------------------------------------------------------------
  Canada - 2.5%
    BCE, Inc. (Telecommunications)                               352,492   $  6,102,388
    Canadian National Railway Co. (Railroads)                     68,602      2,927,247
    Canadian Natural Resources Ltd. (Oils)                       100,260      2,735,357
    Talisman Energy, Inc. (Oils)                                  55,900      2,048,400
                                                                           ------------
                                                                           $ 13,813,392
---------------------------------------------------------------------------------------
  Finland - 0.9%
    Nokia Oyj (Telecommunications)                               300,960   $  5,098,492
---------------------------------------------------------------------------------------
  France - 9.8%
    Aventis SA (Pharmaceuticals)                                 137,130   $  8,188,374
    Bouygues SA (Construction)                                   173,380      4,553,929
    Cap Gemini SA (Computer Services)                             87,000      2,133,855
    Carrefour SA (Supermarkets)                                  123,030      5,697,279
    Clarins SA (Consumer Goods & Services)                        62,010      1,978,487
    L'Air Liquide SA (Industrial Gases)                           84,037     10,741,717
    Sanofi-Synthelabo SA (Pharmaceuticals)                       147,260      8,982,364
    Total Fina Elf SA, "B" (Oils)                                 78,880     10,838,343
                                                                           ------------
                                                                           $ 53,114,348
---------------------------------------------------------------------------------------
  Germany - 2.3%
    Bayerische Motoren Werke AG (Automotive)                     125,110   $  4,455,189
    Linde AG (Industrial Gases)                                  164,790      6,286,545
    Muenchener Rueckvers AG (Insurance)                           14,850      1,893,159
                                                                           ------------
                                                                           $ 12,634,893
---------------------------------------------------------------------------------------
  Italy - 0.4%
    Snam Rete Gas SpA (Natural Gas - Pipeline)                   650,720   $  1,941,199
---------------------------------------------------------------------------------------
  Japan - 4.4%
    Canon, Inc. (Business Machines)                              161,000   $  5,928,472
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)            530,200      4,327,987
    Honda Motor Co., Ltd. (Automotive)                           158,800      5,679,283
    Nissan Motor Co. (Automotive)                                586,000      4,492,269
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)               107,000      3,364,725
                                                                           ------------
                                                                           $ 23,792,736
---------------------------------------------------------------------------------------
  Mexico - 0.2%
    Coca-Cola Femsa SA, ADR (Food & Beverage Products)            57,600   $  1,202,688
---------------------------------------------------------------------------------------
  Netherlands - 7.4%
    Akzo Nobel NV (Chemicals)                                    281,500   $  8,397,582
    Elsevier NV (Publishing)                                     908,990     11,304,561
    STMicroelectronics NV (Electronics)                          220,830      4,373,623
    Unilever NV (Consumer Goods & Services)                      223,800     14,314,255
    Vodafone Libertel NV (Telecommunications)*                   281,102      2,124,194
                                                                           ------------
                                                                           $ 40,514,215
---------------------------------------------------------------------------------------
  Singapore - 0.8%
    DBS Group Holdings Ltd. (Financial Institutions)             592,000   $  4,155,797
---------------------------------------------------------------------------------------
  South Korea - 0.4%
    Samsung Electronics Co., Ltd. (Electronics)                    7,570   $  2,135,446
---------------------------------------------------------------------------------------
  Spain - 2.1%
    Gas Natural SDG SA (Natural Gas - Pipeline)                  321,350   $  5,380,429
    Iberdrola SA (Utilities - Electric)                          515,530      6,110,884
                                                                           ------------
                                                                           $ 11,491,313
---------------------------------------------------------------------------------------
  Sweden - 0.5%
    Saab AB, "B" (Aerospace)                                     287,359   $  2,754,490
---------------------------------------------------------------------------------------
  Switzerland - 6.9%
    Novartis AG (Pharmaceuticals)                                147,300   $  5,604,886
    Syngenta AG (Chemicals)                                      359,291     21,332,600
    Synthes-Stratec, Inc. (Medical & Health Products)             10,111      6,102,408
    UBS AG (Financial Institutions)                              100,981      4,801,307
                                                                           ------------
                                                                           $ 37,841,201
---------------------------------------------------------------------------------------
  United Kingdom - 15.5%
    BOC Group PLC (Chemicals)*                                   519,540   $  7,300,720
    BP Amoco PLC (Oils)*                                         765,800      4,907,793
    British Sky Broadcasting Group PLC (Broadcasting)            452,250      4,266,216
    Capital Radio PLC (Broadcasting)                             160,260      1,302,613
    Diageo PLC (Food & Beverage Products)*                     1,691,412     19,048,921
    GlaxoSmithKline PLC (Pharmaceuticals)*                       269,780      5,144,659
    Granada Compass PLC (Broadcasting)*                        3,137,400      3,604,493
    Irish Life & Permanent PLC (Financial Institutions)          353,530      4,190,602
    Next PLC (Retail)                                            371,530      5,168,576
    Reckitt Benckiser PLC (Consumer Goods & Services)*           698,590     12,666,812
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*      287,616      6,761,575
    Vodafone Group PLC (Telecommunications)*                   4,350,645      6,987,510
    William Hill Organization Ltd. (Gaming)*                     913,690      3,088,460
                                                                           ------------
                                                                           $ 84,438,950
---------------------------------------------------------------------------------------
Total Foreign Stocks                                                       $320,515,545
---------------------------------------------------------------------------------------
U.S. Stocks - 37.8%
  Banks & Credit Cos. - 1.7%
    SouthTrust Corp.                                             148,310   $  3,799,702
    SunTrust Banks, Inc.                                          89,420      5,440,313
                                                                           ------------
                                                                           $  9,240,015
---------------------------------------------------------------------------------------
  Business Machines - 2.2%
    Hewlett-Packard Co.                                          451,116   $  7,127,633
    International Business Machines Corp.                         63,560      5,017,426
                                                                           ------------
                                                                           $ 12,145,059
---------------------------------------------------------------------------------------
  Business Services - 0.8%
    Aramark Corp.*                                               205,220   $  4,330,142
---------------------------------------------------------------------------------------
  Computer Software - 0.9%
    Oracle Corp.*                                                464,680   $  4,735,089
---------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.7%
    Alberto Culver Co.                                            69,000   $  3,561,780
    Nike, Inc., "B"                                              120,240      5,674,126
                                                                           ------------
                                                                           $  9,235,906
---------------------------------------------------------------------------------------
  Entertainment - 2.8%
    AOL Time Warner, Inc.*                                       447,200   $  6,596,200
    Viacom, Inc., "B"*                                           193,570      8,635,158
                                                                           ------------
                                                                           $ 15,231,358
---------------------------------------------------------------------------------------
  Financial Institutions - 2.8%
    Citigroup, Inc.                                              151,200   $  5,586,840
    Goldman Sachs Group, Inc.                                     77,290      5,533,964
    Merrill Lynch & Co., Inc.                                    114,940      4,361,973
                                                                           ------------
                                                                           $ 15,482,777
---------------------------------------------------------------------------------------
  Food & Beverage Products - 2.8%
    J.M. Smucker Co.                                              78,100   $  2,859,241
    Kellogg Co.                                                  137,400      4,377,564
    PepsiCo, Inc.                                                177,200      7,814,520
                                                                           ------------
                                                                           $ 15,051,325
---------------------------------------------------------------------------------------
  Industrial Gases - 3.2%
    Air Products & Chemicals, Inc.                               122,860   $  5,430,412
    Praxair, Inc.                                                222,670     12,135,515
                                                                           ------------
                                                                           $ 17,565,927
---------------------------------------------------------------------------------------
  Insurance - 4.9%
    Allstate Corp.                                               154,350   $  6,140,043
    Cigna Corp.                                                   95,310      3,444,503
    MetLife, Inc.                                                292,360      6,981,557
    Safeco Corp.                                                 158,480      5,635,549
    St. Paul Cos., Inc.                                          120,890      3,965,192
    UnumProvident Corp.                                           28,270        580,100
                                                                           ------------
                                                                           $ 26,746,944
---------------------------------------------------------------------------------------
  Medical & Health Products - 2.1%
    Baxter International, Inc.                                    91,300   $  2,284,326
    Guidant Corp.*                                               133,820      3,957,057
    Johnson & Johnson Co.                                         93,400      5,487,250
                                                                           ------------
                                                                           $ 11,728,633
---------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.0%
    IMS Health, Inc.                                             277,120   $  4,167,885
    Lincare Holdings, Inc.*                                      191,860      6,536,670
                                                                           ------------
                                                                           $ 10,704,555
---------------------------------------------------------------------------------------
  Oils - 0.5%
    ConocoPhillips, Inc.                                          57,896   $  2,807,956
---------------------------------------------------------------------------------------
  Pharmaceuticals - 3.9%
    Eli Lilly & Co.                                              107,828   $  5,984,454
    Merck & Co., Inc.                                            105,560      5,725,574
    Pfizer, Inc.                                                 180,440      5,732,579
    Wyeth Corp.                                                  118,430      3,967,405
                                                                           ------------
                                                                           $ 21,410,012
---------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.1%
    Yum! Brands, Inc.*                                          257,100      5,792,463
---------------------------------------------------------------------------------------
  Retail - 1.2%
    Home Depot, Inc.                                             230,400   $  6,653,952
---------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Safeway, Inc.*                                               200,610   $  4,634,091
---------------------------------------------------------------------------------------
  Telecommunications - 1.5%
    AT&T Corp.                                                   213,300   $  2,781,432
    BellSouth Corp.                                              205,700      5,379,055
                                                                           ------------
                                                                           $  8,160,487
---------------------------------------------------------------------------------------
  Transportation - 0.9%
    Fedex Corp.                                                   89,050   $  4,736,570
---------------------------------------------------------------------------------------
Total U.S. Stocks                                                          $206,393,261
---------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $536,393,208)                               $526,908,806
---------------------------------------------------------------------------------------

Short-Term Obligations - 3.0%
---------------------------------------------------------------------------------------
    Abbey National NA LLC, due 11/01/02, at Amortized Cost       $16,075   $ 16,075,000
---------------------------------------------------------------------------------------
Repurchase Agreement - 0.4%
---------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 10/31/02, due
      11/01/02, total to be received $2,413,125 (secured
      by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                                    $ 2,413   $  2,413,000
---------------------------------------------------------------------------------------
Total Investments (Identified Cost, $554,881,208)                          $545,396,806
Other Assets, Less Liabilities                                                 (162,351)
---------------------------------------------------------------------------------------
Net Assets - 100.0%                                                        $545,234,455
---------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
OCTOBER 31, 2002
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $554,881,208)      $545,396,806
  Investments of cash collateral for securities loaned, at
    identified cost and value                                  18,640,660
  Receivable for investments sold                               1,907,290
  Interest and dividends receivable                             1,210,693
  Other assets                                                      6,539
                                                             ------------
      Total assets                                           $567,161,988
                                                             ------------
Liabilities:
  Payable to custodian                                       $     23,464
  Payable for fund shares reacquired                            1,265,368
  Payable for investments purchased                             1,690,552
  Collateral for securities loaned, at value                   18,640,660
  Payable to affiliates -
    Management fee                                                 13,880
    Shareholder servicing agent fee                                 1,481
    Distribution and service fee                                    8,619
  Accrued expenses and other liabilities                          283,509
                                                             ------------
      Total liabilities                                      $ 21,927,533
                                                             ------------
Net assets                                                   $545,234,455
                                                             ============
Net assets consist of:
  Paid-in capital                                            $639,228,582
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies               (9,470,086)
  Accumulated net realized loss on investments and foreign
    currency transactions                                     (84,421,877)
  Accumulated net investment loss                                (102,164)
                                                             ------------
      Total                                                  $545,234,455
                                                             ============
Shares of beneficial interest outstanding                     33,294,989
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $322,006,252 / 19,451,174 shares of
     beneficial interest outstanding)                          $16.55
                                                               ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                $17.56
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $172,094,146 / 10,637,807 shares of
     beneficial interest outstanding)                          $16.18
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $31,594,357 / 1,988,931 shares of
     beneficial interest outstanding)                          $15.89
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $2,324,935 / 139,252 shares
    of beneficial interest outstanding)                        $16.70
                                                               ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $17,214,765 / 1,077,825 shares of
     beneficial interest outstanding)                          $15.97
                                                               ======
  Offering price per share (100 / 97 of net asset value per
    share)                                                     $16.46
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $  10,195,271
    Interest                                                           533,689
    Foreign taxes withheld                                            (853,212)
                                                                 -------------
      Total investment income                                    $   9,875,748
                                                                 -------------
  Expenses -
    Management fee                                               $   6,199,208
    Trustees" compensation                                              42,090
    Shareholder servicing agent fee                                    619,921
    Distribution and service fee (Class A)                             893,413
    Distribution and service fee (Class B)                           2,056,517
    Distribution and service fee (Class C)                             386,302
    Distribution and service fee (Class J)                             151,050
    Administrative fee                                                  60,765
    Custodian fee                                                      516,745
    Printing                                                           135,869
    Postage                                                            155,275
    Auditing fees                                                       32,782
    Legal fees                                                          30,778
    Miscellaneous                                                      718,532
                                                                 -------------
      Total expenses                                             $  11,999,247
    Fees paid indirectly                                               (24,479)
                                                                 -------------
      Net expenses                                               $  11,974,768
                                                                 -------------
        Net investment loss                                      $  (2,099,020)
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $ (51,516,011)
    Foreign currency transactions                                     (313,082)
                                                                 -------------
      Net realized loss on investments and foreign currency
        transactions                                             $ (51,829,093)
                                                                 -------------
  Change in unrealized depreciation -
    Investments                                                  $  14,883,514
    Translation of assets and liabilities in foreign currencies         30,306
                                                                 -------------
      Net unrealized gain on investments and foreign currency
        translation                                              $  14,913,820
                                                                 -------------
        Net realized and unrealized loss on investments and
          foreign currency                                       $ (36,915,273)
                                                                 -------------
          Decrease in net assets from operations                 $ (39,014,293)
                                                                 =============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                       2002                       2001
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                               $  (2,099,020)             $  (2,918,954)
  Net realized loss on investments and foreign currency
    transactions                                                      (51,829,093)               (31,747,716)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               14,913,820               (108,313,420)
                                                                    -------------              -------------
    Decrease in net assets from operations                          $ (39,014,293)             $(142,980,090)
                                                                    -------------              -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 $        --                $ (27,520,706)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                          --                  (16,793,635)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                          --                   (3,197,893)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                          --                     (148,864)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                          --                   (1,257,786)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                                  --                     (762,015)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                                  --                     (464,995)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                                  --                      (88,546)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                                  --                       (4,122)
  In excess of net realized gain on investments and
    foreign currency transactions (Class J)                                  --                      (34,827)
  From paid-in capital (Class A)                                             --                       (2,548)
  From paid-in capital (Class B)                                             --                       (1,555)
  From paid-in capital (Class C)                                             --                         (296)
  From paid-in capital (Class I)                                             --                          (14)
  From paid-in capital (Class J)                                             --                         (116)
                                                                    -------------              -------------
    Total distributions declared to shareholders                    $        --                $ (50,277,918)
                                                                    -------------              -------------
Net decrease in net assets from fund share transactions             $ (43,243,819)             $ (11,153,071)
                                                                    -------------              -------------
      Total decrease in net assets                                  $ (82,258,112)             $(204,411,079)
Net assets:
  At beginning of period                                              627,492,567                831,903,646
                                                                    -------------              -------------
  At end of period (including accumulated net investment
    loss of $102,164 and $91,635, respectively)                     $ 545,234,455              $ 627,492,567
                                                                    =============              =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED OCTOBER 31,                             2002               2001              2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $17.58             $22.88            $22.50           $20.35           $20.09
                                                 ------             ------            ------           ------           ------
Income from investment operations# -
  Net investment income (loss)                   $ --  +++          $(0.01)           $ 0.07           $ --  +++        $ 0.06
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.03)             (3.81)             2.24             3.14             1.35
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $(1.03)            $(3.82)           $ 2.31           $ 3.14           $ 1.41
                                                 ------             ------            ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $ --               $ --              $ --             $ --             $(0.11)
  From net realized gain on investments
    and foreign currency transactions              --                (1.44)            (1.93)           (0.99)           (1.04)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.04)             --               --               --
  From paid-in capital                             --                 --  +++           --               --               --
                                                 ------             ------            ------           ------           ------
      Total distributions declared to
        shareholders                             $ --               $(1.48)           $(1.93)          $(0.99)          $(1.15)
                                                 ------             ------            ------           ------           ------
Net asset value - end of period                  $16.55             $17.58            $22.88           $22.50           $20.35
                                                 ======             ======            ======           ======           ======
Total return(+)                                   (5.86)%           (17.67)%           10.39%           15.82%            7.46%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.62%              1.59%             1.55%            1.59%            1.60%
  Net investment income (loss)                    (0.02)%            (0.06)%            0.28%            0.00%            0.28%
Portfolio turnover                                   52%                72%               84%              92%              64%
Net assets at end of period (000 Omitted)      $322,006           $348,129          $450,481         $384,436         $280,454

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2002               2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $17.31             $22.52           $22.17           $20.21           $19.97
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.14)            $(0.16)          $(0.11)          $(0.09)          $(0.11)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (0.99)             (3.75)            2.21             3.04             1.39
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(1.13)            $(3.91)          $ 2.10           $ 2.95           $ 1.28
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $ --               $(1.26)          $(1.75)          $(0.99)          $(1.04)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.04)            --               --               --
  From paid-in capital                             --                 --  +++          --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $ --               $(1.30)          $(1.75)          $(0.99)          $(1.04)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $16.18             $17.31           $22.52           $22.17           $20.21
                                                 ======             ======           ======           ======           ======
Total return                                      (6.53)%           (18.28)%           9.60%           14.90%            6.75%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.37%              2.34%            2.30%            2.34%            2.35%
  Net investment loss                             (0.79)%            (0.81)%          (0.46)%          (0.76)%          (0.51)%
Portfolio turnover                                   52%                72%              84%              92%              64%
Net assets at end of period (000 Omitted)      $172,094           $220,855         $301,816         $287,700         $267,886
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2002               2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $17.00             $22.16           $21.89           $19.97           $19.78
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.14)            $(0.16)          $(0.11)          $(0.16)          $(0.10)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (0.97)             (3.68)            2.18             3.07             1.34
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(1.11)            $(3.84)          $ 2.07           $ 2.91           $ 1.24
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $ --              $  --            $  --            $  --             $(0.01)
  From net realized gain on investments
    and foreign currency transactions              --                (1.28)           (1.80)           (0.99)           (1.04)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.04)            --               --               --
  From paid-in capital                             --                 --  +++          --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $ --               $(1.32)          $(1.80)          $(0.99)          $(1.05)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $15.89             $17.00           $22.16           $21.89           $19.97
                                                 ======             ======           ======           ======           ======
Total return                                      (6.53)%           (18.30)%           9.62%           14.88%            6.64%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.37%              2.34%            2.30%            2.34%            2.35%
  Net investment loss                             (0.78)%            (0.82)%          (0.47)%          (0.76)%          (0.50)%
Portfolio turnover                                   52%                72%              84%              92%              64%
Net assets at end of period (000 Omitted)       $31,594            $40,789          $56,755          $47,335          $29,123

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2002               2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $17.69             $23.04           $22.63           $20.42           $20.14
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income                          $ 0.04             $ 0.02           $ 0.10           $ 0.06           $ 0.11
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.03)             (3.83)            2.28             3.14             1.37
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(0.99)            $(3.81)          $ 2.38           $ 3.20           $ 1.48
                                                 ------             ------           ------           ------           ------
Less distributions declared to
  shareholders -
  From net investment income                     $ --               $ --             $ --             $ --             $(0.16)
  From net realized gain on investments
    and foreign currency transactions              --                (1.50)           (1.97)           (0.99)           (1.04)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.04)            --               --               --
  From paid-in capital                             --                 --  +++          --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $ --               $(1.54)          $(1.97)          $(0.99)          $(1.20)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $16.70             $17.69           $23.04           $22.63           $20.42
                                                 ======             ======           ======           ======           ======
Total return                                      (5.60)%           (17.54)%          10.73%           16.02%            7.78%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.37%              1.34%            1.30%            1.34%            1.35%
  Net investment income                            0.23%              0.10%            0.41%            0.26%            0.51%
Portfolio turnover                                   52%                72%              84%              92%              64%
Net assets at end of period (000 Omitted)        $2,325             $2,274           $2,312             $817             $599

+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,                          PERIOD ENDED
                                                    -----------------------------------------------             OCTOBER 31,
                                                       2002                  2001              2000                   1999*
---------------------------------------------------------------------------------------------------------------------------
                                                    CLASS J
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $17.08                $22.36            $22.21                  $22.58
                                                     ------                ------            ------                  ------
Income from investment operations# -
  Net investment loss                                $(0.13)               $(0.15)           $(0.06)                 $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (0.98)                (3.71)             2.19                   (0.27)
                                                     ------                ------            ------                  ------
      Total from investment operations               $(1.11)               $(3.86)           $ 2.13                  $(0.37)
                                                     ------                ------            ------                  ------

Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                    $ --                  $(1.38)           $(1.98)                 $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --                   (0.04)             --                      --
  From paid-in capital                                 --                    --  +++           --                      --
                                                     ------                ------            ------                  ------
      Total distributions declared to
        shareholders                                 $ --                  $(1.42)           $(1.98)                 $ --
                                                     ------                ------            ------                  ------
Net asset value - end of period                      $15.97                $17.08            $22.36                  $22.21
                                                     ======                ======            ======                  ======
Total return(+)                                       (6.50)%              (18.29)%            9.55%                  (1.55)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.32%                 2.29%             2.25%                   2.37%+
  Net investment loss                                 (0.73)%               (0.78)%           (0.27)%                 (1.34)%+
Portfolio turnover                                       52%                   72%               84%                     92%
Net assets at end of period (000 Omitted)           $17,215               $15,446           $20,540                    $724

  * For the period from the inception of Class J shares, July 9, 1999, through October 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2002, the value of securities loaned was $17,932,915. These loans were collateralized by cash of $18,640,660 which was invested in the following short-term obligations:

                                                                    SHARES/       AMORTIZED COST
                                                           PRINCIPAL AMOUNT            AND VALUE
------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                      2,704,260          $ 2,704,260
Credit Suisse First Boston, 1.96%, due 11/1/02                   15,936,400           15,936,400
                                                                                     -----------
Total investments of cash collateral for securities loaned                           $18,640,660
                                                                                     ===========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $17,687 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $6,792 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2002 and October 31, 2001 was as follows:

                                   OCTOBER 31, 2002          OCTOBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                     $    --                   $25,532,438
    Long-term capital gain                   --                    24,740,951
                                        -----------               -----------
                                        $    --                   $50,273,389
    Tax return of capital                    --                         4,529
                                        -----------               -----------
Total distributions declared            $    --                   $50,277,918
                                        ===========               ===========

During the year ended October 31, 2002, accumulated net investment loss decreased by $2,088,491, accumulated net realized loss on investments and foreign currency transactions decreased by $313,082 and paid-in capital decreased by $2,401,573 due to differences between book and tax accounting for currency transactions and net operating losses. This change had no effect on the net assets or net asset value per share.

As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward                                        $(83,539,554)
Unrealized loss                                                   (10,352,409)
Other temporary differences                                          (102,164)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009 ($30,917,784) and October 31, 2010 ($52,621,770).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average net assets                                   1.00%
Next $1.5 billion of average net assets                                  0.85%

The investment adviser has voluntarily agreed to reduce its management fee to 0.75% of the fund's average net assets in excess of $2.5 billion. This voluntary waiver may be rescinded by MFS only with the approval of the fund's Board of Trustees. Management fees incurred for the year ended October 31, 2002 were 1.00% of average daily net assets, on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees" compensation is a net increase of $926 as a result of the change in the fund's pension liability under this plan and a pension expense of $3,615 for inactive trustees for the year ended October 31, 2002. Also included in Trustees" compensation is a one-time settlement expense of $5,298 and a one-time transition expense of $9,478.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,802 for the year ended October 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class" average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                        CLASS A          CLASS B          CLASS C          CLASS J
--------------------------------------------------------------------------------------------------------------------
Distribution Fee                                          0.10%            0.75%            0.75%            0.70%
Service Fee                                               0.25%            0.25%            0.25%            0.25%
                                                          -----            -----            -----            -----
Total Distribution Plan                                   0.35%            1.00%            1.00%            0.95%
                                                          =====            =====            =====            =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended
October 31, 2002, amounted to:

                                                        CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------------------------------------------
Service Fee Retained by MFD                             $23,538          $11,353          $ 5,193

Fees incurred under the distribution plan during the year ended October 31, 2002, were as follows:

                                                        CLASS A          CLASS B          CLASS C          CLASS J
--------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                                   0.25%            1.00%            1.00%            0.95%

Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the fund may determine.

Class J shares are available for distribution through The Mizuho Bank, Ltd. ("Mizuho Bank") and its network of financial intermediaries. Mizuho Bank also serves as the fund's agent securities company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Mizuho Bank all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the fund's average daily net assets attributable to Class J shares is paid to the Mizuho Bank to cover its services as the fund's agent securities company.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2002, were as follows:

                                                        CLASS A          CLASS B          CLASS C
--------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed               $50,630         $265,890           $3,903

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $308,206,856 and $352,895,524, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $555,763,531
                                                              ------------
Gross unrealized depreciation                                 $(60,261,149)
Gross unrealized appreciation                                 $ 49,894,424
                                                              ------------
    Net unrealized depreciation                               $(10,366,725)
                                                              ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED OCTOBER 31, 2002            YEAR ENDED OCTOBER 31, 2001
                                        ------------------------------         ------------------------------
                                               SHARES           AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                12,574,948    $ 225,899,641            12,757,390    $ 254,530,386
Shares issued to shareholders in
  reinvestment of distributions                  --               --               1,293,318       26,849,358
Shares reacquired                         (12,925,159)    (228,414,522)          (13,938,539)    (279,525,310)
                                        -------------    -------------         -------------    -------------
    Net increase (decrease)                  (350,211)   $  (2,514,881)              112,169    $   1,854,434
                                        =============    =============         =============    =============

Class B shares
                                           YEAR ENDED OCTOBER 31, 2002            YEAR ENDED OCTOBER 31, 2001
                                        ------------------------------         ------------------------------
                                               SHARES           AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                 1,846,934    $  32,706,309             2,185,760    $  42,882,972
Shares issued to shareholders in
  reinvestment of distributions                  --               --                 776,411       15,970,563
Shares reacquired                          (3,968,289)     (69,490,614)           (3,602,519)     (69,382,119)
                                        -------------    -------------         -------------    -------------
    Net decrease                           (2,121,355)   $ (36,784,305)             (640,348)   $ (10,528,584)
                                        =============    =============         =============    =============

Class C shares
                                           YEAR ENDED OCTOBER 31, 2002            YEAR ENDED OCTOBER 31, 2001
                                        ------------------------------         ------------------------------
                                               SHARES           AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                   456,602    $   8,056,668               989,316    $  19,555,993
Shares issued to shareholders in
  reinvestment of distributions                  --               --                 150,152        3,032,659
Shares reacquired                            (867,502)     (15,002,377)           (1,300,201)     (25,303,996)
                                        -------------    -------------         -------------    -------------
    Net decrease                             (410,900)   $  (6,945,709)             (160,733)   $  (2,715,344)
                                        =============    =============         =============    =============

Class I shares
                                           YEAR ENDED OCTOBER 31, 2002            YEAR ENDED OCTOBER 31, 2001
                                        ------------------------------         ------------------------------
                                               SHARES           AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                    50,270    $     921,915                49,953    $     978,776
Shares issued to shareholders in
  reinvestment of distributions                  --               --                   7,336          153,037
Shares reacquired                             (39,572)        (721,750)              (29,115)        (574,680)
                                        -------------    -------------         -------------    -------------
    Net increase                               10,698    $     200,165                28,174    $     557,133
                                        =============    =============         =============    =============

Class J shares
                                           YEAR ENDED OCTOBER 31, 2002            YEAR ENDED OCTOBER 31, 2001
                                        ------------------------------         ------------------------------
                                               SHARES           AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                   321,433    $   5,372,013               198,769    $   3,839,689
Shares reacquired                            (147,882)      (2,571,102)             (212,899)      (4,160,399)
                                        -------------    -------------         -------------    -------------
    Net increase (decrease)                   173,551    $   2,800,911               (14,130)   $    (320,710)
                                        =============    =============         =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2002 was $5,318. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the Fund), including the portfolio of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Equity Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.
                              ERNST & YOUNG LLP
Boston, Massachusetts
December 6, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

MFS(R) GLOBAL EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David R. Mannheim+                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
The Chase Manhattan Bank                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Ernst & Young LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+  MFS Investment Management

MFS(R) GLOBAL EQUITY FUND                                    -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             MWE-2  12/02  63.1M